UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): November 22, 2005

                               CALPINE CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                        Commission File Number: 001-12079

                I.R.S. Employer Identification Number: 77-0212977

                           50 West San Fernando Street
                           San Jose, California 95113
                            Telephone: (408) 995-5115
          (Address of principal executive offices and telephone number)

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 -- OTHER EVENTS

     On November 22, 2005, the Registrant issued the press release attached hereto as Exhibit 99.1.


ITEM 9.01 --  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired.

      Not Applicable

(b) Pro Forma Financial Information.

      Not Applicable

(c) Exhibits.

      99.1  Press Release dated November 22, 2005.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CALPINE CORPORATION

                                  By:  /s/ Charles B. Clark, Jr.
                                       ------------------------------------
                                       Charles B. Clark, Jr.
                                       Senior Vice President, Controller and
                                       Chief Accounting Officer


Date: November 28, 2005

                                  EXHIBIT INDEX




               Exhibit                Description
               -------   -------------------------------------
               99.1      Press release dated November 22, 2005


================================================================================


EXHIBIT 99.1





                                                                    NEWS RELEASE

Media Relations:  Katherine Potter             Investor Relations:  Karen Bunton
408-792-1168                                                        408-792-1121
kpotter@calpine.com                                          kbunton@calpine.com

            Calpine Provides Update on Court Ruling on Action Against
                        Trustees for Secured Note Holders

              Decision on Timing to Implement Remedy Still Pending

     (SAN JOSE, Calif.) /PR Newswire - First Call/ Nov. 22, 2005 - Calpine Corporation [NYSE:CPN] provided the following update to today's Delaware Court of Chancery's ruling in its action against The Bank of New York, as collateral trustee (Collateral Trustee) for Calpine's Senior Secured Note Holders, and Wilmington Trust Company, as indenture trustee for Calpine's First Lien Notes (First Lien Trustee), and as indenture trustee for Calpine's Second Lien Notes (Second Lien Trustee). In his ruling, Vice Chancellor Leo E. Strine, Jr. concluded that Calpine's use of approximately $313 million of proceeds from the sale of its domestic gas assets to purchase certain gas storage inventory violated the second lien indenture and use of the proceeds for similar contracts is impermissible. Approximately $400 million from the sale of the company's domestic gas assets remains in an account at the Bank of New York. Calpine is still permitted to use its natural gas asset sale proceeds to purchase certain natural gas assets or repurchase certain secured debt in accordance with the company's indentures.

     Vice Chancellor Strine has not ruled on the appropriate timing to implement the remedy for his decision and noted the following:

          >>   The First Lien Trustee lacks standing to request a remedy.

          >> The Second Lien Trustee's tardiness warrants a deferral of the restorative remedy determination and delayed decision on when restoration of the $313 million plus some modest interest will be returned to Calpine's account at the Bank of New York. The primary question is when restoration has to occur and what timing flexibility Calpine will have to devote those restored proceeds to the purchase of proper Designated Assets or First Lien Notes. The lateness of the Second Lien Trustee in filing the counterclaims will be taken into account in that remedial calculus.

          >> The question of remedy is deferred until Calpine has answered the Second Lien Trustee's counterclaims (which it shall do by November 28, 2005) and conferred with the Second Lien Trustee. In the absence of agreement between the parties as to remedy, the parties must present expedited submissions addressing the form of relief by November 30, 2005, and file replies the next day, December 1, 2005.

          >> Calpine shall indemnify the First Lien Trustee and the Second Lien Trustee for their reasonable expenses upon submission of proper documentation and the Collateral Trustee's motion to dismiss is denied.

     A  major  power  company,   Calpine  Corporation   supplies  customers  and
communities with electricity from clean, efficient, natural gas-fired and geothermal power plants. Calpine owns, leases and operates integrated systems of plants in 21 U.S. states and in three Canadian provinces and is building a plant in Mexico. It is included in the S&P 500 Index and is publicly traded on the New York Stock Exchange under the symbol CPN. For more information, visit http://www.calpine.com.

     This news release discusses certain matters that may be considered "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the intent, belief or current expectations of Calpine Corporation ("the Company") and its management. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results such as, but not limited to, (i) the timing and extent of deregulation of energy markets and the rules and regulations adopted on a transitional basis with respect thereto; (ii) the timing and extent of changes in commodity prices for energy, particularly natural gas and electricity; (iii) commercial operations of new plants that may be delayed or prevented because of various development and construction risks, such as a failure to obtain the necessary permits to operate, failure of third-party contractors to perform their contractual obligations or failure to obtain financing on acceptable terms; (iv) unscheduled outages of operating plants; (v) a competitor's development of lower cost generating gas-fired power plants; (vi) risks associated with marketing and selling power from power plants in the newly-competitive energy market; (vii) the successful exploitation of an oil or gas resource that ultimately depends upon the geology of the resource, the total amount and costs to develop recoverable reserves and operations factors relating to the extraction of natural gas; (viii) the effects on the Company's business resulting from reduced liquidity in the trading and power industry; (ix) the Company's ability to access the capital markets or obtain bank financing on attractive terms; (x) the direct or indirect effects on the Company's business of a lowering of its credit rating (or actions it may take in response to changing credit rating criteria), including, increased collateral requirements, refusal by the Company's current or potential counterparties to enter into transactions with it and its inability to obtain credit or capital in desired amounts or on favorable terms; and (xi) other risks identified from time-to-time in the Company's reports and registration statements filed with the SEC, including the risk factors identified in its Annual Report on Form 10-K for the year ended December 31, 2004 , and in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, which can also be found on the Company's website at www.calpine.com. All information set forth in this news release is as of today's date, and the Company undertakes no duty to update this information.


                                       ###